Exhibit 10.1

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), NOR ANY STATE SECURITIES LAWS AND NEITHER THIS NOTE NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE CORPORATION RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS NOTE, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE CORPORATION, THAT THIS NOTE MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

Tactical Air Defense Services, Inc.

(a Nevada corporation)

CONVERTIBLE PROMISSORY NOTE

Issue Date: July 1, 2011

Total Note: US $39,000.00

Tactical Air Defense, a Nevada corporation (the “Corporation”), for value received, promises to pay (subject to the conversion provisions set forth herein) to the order of Alexis C. Korybut (the “Holder”) or its assignee, on June 30, 2014 (the “Due Date”), upon presentation of this Convertible Promissory Note (the “Note”), $39,000.00 (“Principal Amount”) together with any accrued and unpaid interest.  The Note is convertible into shares of common stock (the “Common Stock”) of the Corporation.

The Corporation covenants, promises and agrees as follows:

1.

Interest.  Subject to the Holder's right to convert, interest payable on this Note shall accrue at the annual rate of twelve percent (12%) and be payable in arrears on the Due Date, accelerated or otherwise, when the Principal Amount and remaining accrued but unpaid interest shall be due and payable, or sooner as described below.

2.

Conversion.

2.1.

Option to Convert.  The Holder shall have the right, from and after the issuance of this Note and then at any time until this Note is fully paid, at his option, to convert, in whole or in part, subject to the terms and provisions hereof, the then outstanding balance of the Principal Amount of the Note, and at the Holder's election, the interest accrued on the Note, into such number of shares of Common Stock as equals the dollar amount being converted divided by the Conversion Price.  The term “Conversion Price” shall be and mean $0.00125, which Conversion Price shall have full-ratchet anti-dilution protection in connection with any securities sold or issued, direct or otherwise, by the Corporation subsequent to the issuance of the Note and prior to the date of conversion of the Note, or at any time during the term of the Holder’s current employment agreement.

2.2.

Exercise of Conversion Right. The conversion right shall be exercised, if at all, by surrender of the Note to the Corporation, together with written notice of election executed by the Holder, (hereinafter referred to as the “Conversion Notice,” a form of which has been attached hereto as Exhibit A) to convert such Note or a specified portion thereof into Common Stock.

The date of conversion (the “Date of Conversion”) shall be the date on which the Conversion Notice is received by the Corporation and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record Holder or Holders of such Common Stock on such date.

2.3.

Maximum Conversion.  The Holder shall not be entitled to convert an amount of the Note which would result in beneficial ownership by the Holder, in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder, of more than 4.99% of the outstanding shares of Common Stock of the Corporation at any time. The Holder shall have the sole responsibility to determine whether the restriction contained herein shall limit any conversion hereunder.

2.4.

Reservation of Shares. The Corporation shall have the obligation at all times to reserve and keep available, free from preemptive rights, unissued or treasury shares of Common Stock sufficient to effect the conversion of this Note.

3.

Prepayment.   The Corporation shall have the right to prepay this Note, in whole or in part, without penalty or a premium, upon thirty (30) days written notice to the Holder.

4.

Investment Representations of Holder.  The Holder hereby makes the following representations and warranties to the Corporation as its successor interest, each of which shall apply with respect to the acquisition of this Note.

4.1

Restricted Securities.

4.1.1

Holder has been advised that the Note and Common Stock underlying any of the foregoing (collectively, the “Securities”), have not been registered under the Securities Act or any other applicable securities laws, and that Securities are being offered and sold pursuant to Section 4(2) of the Securities Act and/or Rule 506 of Regulation D thereunder, or under Regulation S, and that the Corporation’s reliance upon Section 4(2) and/or Rule 506 of Regulation D and/or on Regulation S, is predicated in part on Holders representations as contained herein.  Holder acknowledges that the Securities will be issued as “restricted securities” as defined by Rule 144 promulgated pursuant to the Securities Act, and that the Securities will bear substantially the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE.  THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION THEREOF UNDER THE SECURITIES ACT OF 1933 AND/OR THE SECURITIES ACT OF ANY STATE HAVING JURISDICTION OR AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.

4.2

Preexisting Relationship.  The Holder has a preexisting personal or business relationship with the Corporation, one or more of its officers, directors, or controlling persons.

5.

Default.

5.1.

Payment of this Note shall, at the election of the Holder, be accelerated immediately upon the occurrence of any of the following events (an “Event of Default”):

(a)

The non-payment by the Corporation when due of the Principal Amount and interest as provided in this Note; or

(b)

The occurrence of any other material breach of the provisions of this Note which has not been cured after a reasonable time after receipt by the Corporation of written notice of such breach, other than a Non-Registration Event, as defined in Section 6.4, the liquidated damages for which are set forth below.

5.2.

Each right, power, or remedy of the Holder hereof during the continuation of any Event of Default as provided for in this Note or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Note or now or hereafter existing at law or in equity or by statute, and the exercise by the Holder of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Holder hereof of any or all such other rights, powers, or remedies.

5.3.

If and for as long as an Event of Default has occurred and is continuing then the annual rate of interest shall increase to eighteen percent (18%) until such time as the Principle Amount and remaining accrued but unpaid interest has been paid.

6.

Registration Rights.

6.1

Registration Rights Granted.  If the Corporation at any time proposes to register any of its securities under the 1933 Act for sale to the public, whether for its own account or for the account of other security holders or both, except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public, provided the Registrable Securities are not otherwise registered for resale by the Holder pursuant to an effective registration statement, each such time it will give at least fifteen (15) days' prior written notice to the record holder of the Registrable Securities of its intention so to do. Upon the written request of the Holder, received by the Corporation within ten (10) days after the giving of any such notice by the Corporation, to register any of the Registrable Securities not previously registered, the Corporation will cause such Registrable Securities as to which registration shall have been so requested to be included with the securities to be covered by the registration statement proposed to be filed by the Corporation, all to the extent required to permit the sale or other disposition of the Registrable Securities so registered by the holder of such Registrable Securities (the “Seller”). In the event that any registration pursuant to this Section 6.1 shall be, in whole or in part, an underwritten public offering of common stock of the Corporation, the number of shares of Registrable Securities to be included in such an underwriting may be reduced by the managing underwriter if and to the extent that the Corporation and the underwriter shall reasonably be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Corporation therein; provided, however, that the Corporation shall notify the Seller in writing of any such reduction. Notwithstanding the foregoing provisions, or Section 6.4 hereof, the Corporation may withdraw or delay or suffer a delay of any registration statement referred to in this Section 6.1 without thereby incurring any liability to the Seller.

6.2.

Registration Procedures. If and whenever the Corporation is required by the provisions of Section 6.1 to affect the registration of any Registrable Securities under the 1933 Act, the Corporation will, as expeditiously as possible:

(a)

subject to the timelines provided in this Agreement, prepare and file with the SEC a registration statement required by Section 6, with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as herein provided), promptly provide to the Holder of the Registrable Securities copies of all filings and SEC letters of comment (but not any information that is material, non-public information unless such information is also promptly publicly disclosed) and notify Holder (by facsimile and/or by e-mail addresses provided by Holder) on or before 6 pm ET on the same business day that the Corporation receives notice that (i) the SEC has no comments or no further comments on the registration statement, and (ii) the registration statement has been declared effective (failure to timely provide notice as required by this Section 6.2(a) shall be a material breach of the Corporation’s obligation and an Event of Default as defined in the Note and a Non-Registration Event as defined in Section 6.4 of this Note);

(b)

prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until such registration statement has been effective for a period of two (2) years, and comply with the provisions of the 1933 Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the Sellers’ intended method of disposition set forth in such registration statement for such period;

(c)

furnish to the Seller, at the Corporation’s expense, such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or disposition of the Common Stock covered by such registration statement;

(d)

use its commercially reasonable best efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or “blue sky” laws of such jurisdictions as the Seller shall request in writing, provided, however, that the Corporation shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(e)

if applicable, list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Corporation is then listed;

(f)

immediately notify the Seller when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event of which the Corporation has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

(g)

provided same would not be in violation of the provision of Regulation FD under the 1934 Act, make available for inspection by the Seller,  and any attorney, accountant or other agent retained by the Seller or underwriter, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Corporation, and cause the Corporation's officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the Seller, attorney, accountant or agent in connection with such registration statement.

6.3.

Provision of Documents.  In connection with each registration described in this Section 6, Seller will furnish to the Corporation in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

6.4.

Non-Registration Events.  The Corporation and the Seller agree that the Seller will suffer damages if the Registrable Securities are not included after written request therefore, in any registration statement described in Section 6.1 and maintained in the manner and within the time periods contemplated by Section 6 hereof, and it would not be feasible to ascertain the extent of such damages with precision.  Accordingly, if and to the extent that the Registrable Securities are not included in any registration statement described in Section 6.1 (such an event referred to as a "Non-Registration Event"), then the Corporation shall deliver to the Holder, as Liquidated Damages, an amount equal to one percent (1%) for each thirty (30) days (or part thereof) thereafter, of that portion of the Principal Amount which cannot be converted into Registrable Securities that are, at the time of conversion, fully registered for resale under an effective Registration Statement. The Corporation must pay the Liquidated Damages in cash or an amount equal to one hundred and fifty percent (150%) of that portion of the Liquidated Damages if paid in additional shares of registered unlegended free-trading Common Stock.  Such Common Stock shall be valued at a per share value equal to the average of the five (5) lowest closing bid prices of the Common Stock as reported by Bloomberg L.P. for the twenty (20) trading days preceding the first day of each forty-five (45) day or shorter period for which Liquidated Damages are payable.  The Liquidated Damages must be paid within ten (10) days after the end of each forty-five (45) day period or shorter part thereof for which Liquidated Damages are payable.  In the event a Registration Statement is filed by the Filing Date but is withdrawn prior to being declared effective by the SEC, then such Registration Statement will be deemed to have not been filed. All oral or written and accounting comments received from the SEC relating to the Registration Statement must be responded to within ten (10) business days.  Failure to timely respond to SEC comments is a Non-Registration Event for which Liquidated Damages shall accrue and be payable by the Corporation to the holders of Registrable Securities at the same rate set forth above.  Notwithstanding the foregoing, the Corporation shall not be liable to the Holder under this Section 6.4 for any events or delays occurring as a consequence of the acts or omissions of the Holder contrary to the obligations undertaken by Holder in this Note.  Liquidated Damages will not accrue nor be payable pursuant to this Section 6.4 nor will a Non-Registration Event be deemed to have occurred for times during which Registrable Securities are transferable by the holder of Registrable Securities pursuant to Rule 144(k) under the 1933 Act.

6.5.

Expenses.  All expenses incurred by the Corporation in complying with Section 6, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Corporation, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and fee of one counsel for Seller are called “Registration Expenses.” All underwriting discounts and selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of one counsel to the Seller, are called "Selling Expenses."  The Corporation will pay all Registration Expenses in connection with the registration statement under Section 6.  Selling Expenses in connection with each registration statement under Section 6 shall be borne by the Seller.

6.6.

Indemnification and Contribution.

(a)

In the event of a registration of any Registrable Securities under the 1933 Act pursuant to Section 6, the Corporation will, to the extent permitted by law, indemnify and hold harmless the Seller, and, as applicable, each officer of the Seller, each director of the Seller, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such Seller or underwriter within the meaning of the 1933 Act, against any losses, claims, damages, or liabilities, joint or several, to which the Seller or such underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities was registered under the 1933 Act pursuant to Section 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of, or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will subject to the provisions of Section 6.6(c) reimburse the Seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the Corporation shall not be liable to the Seller to the extent that any such damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) the Seller failed to send or deliver a copy of the final prospectus delivered by the Corporation to the Seller with or prior to the delivery of written confirmation of the sale by the Seller to the person asserting the claim from which such damages arise, (ii) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (iii) to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the Seller, or any such controlling person in writing specifically for use in such registration statement or prospectus.

(b)

In the event of a registration of any of the Registrable Securities under the 1933 Act pursuant to Section 6, Seller will, to the extent permitted by law, indemnify and hold harmless the Corporation, and each person, if any, who controls the Corporation within the meaning of the 1933 Act, each officer of the Corporation who signs the registration statement, each director of the Corporation, each underwriter and each person who controls any underwriter within the meaning of the 1933 Act, against all losses, claims, damages, or liabilities, joint or several, to which the Corporation or such officer, director, underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the 1933 Act pursuant to Section 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Corporation and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action, provided, however, that the Seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to Seller, as such, furnished in writing to the Corporation by Seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Seller hereunder shall be limited to the net proceeds actually received by the Seller from the sale of Registrable Securities covered by such registration statement.

(c)

Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 6.6(c) and shall only relieve it from any liability which it may have to such indemnified party under this Section 6.6(c), except and only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 6.6(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

(d)

In order to provide for just and equitable contribution in the event of joint liability under the 1933 Act in any case in which either (i) Seller, or any controlling person of Seller, makes a claim for indemnification pursuant to this Section 6.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6.6 provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of the Seller or controlling person of the Seller in circumstances for which indemnification is not provided under this Section 6.6; then, and in each such case, the Corporation and the Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Seller is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, provided, however, that, in any such case, (y) the Seller will not be required to contribute any amount in excess of the public offering price of all such securities sold by it pursuant to such registration statement; and (z) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 6(f) of the 1933 Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

6.7.

Delivery of Unlegended Shares.

(a)

The Common Stock shall not contain any legend, provided (i) a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Common Stock pursuant to Rule 144, or (iii) if such Common Stock are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission).  A holder of Common Stock may, by notice to the Corporation, require the Corporation to reissue any Common Stock previously issued, so that new Common Stock does not contain any legends.  Within five (5) business days (such fifth (5th) business day being the “Unlegended Shares Delivery Date”) after the business day on which the Corporation has received such holder’s request to remove legends (along with receipt of any already existing legended securities held by holder of appropriate Conversion Notices necessary for issuance of shares, the Corporation shall deliver, and shall cause legal counsel selected by the Corporation to deliver to its transfer agent (with copies to Holder) an appropriate instruction and opinion of such counsel, directing the delivery of shares of Common Stock without any legends, reissuable pursuant to any effective and current Registration Statement described in Section 6 of this Agreement or pursuant to Rule 144 under the 1933 Act (the “Unlegended Shares”); and the Corporation shall cause the transmission of the certificates representing the Unlegended Shares together with a legended certificate representing the balance of the submitted  certificate, if any, to the Holder at the address specified in the notice of sale, via express courier, by electronic transfer or otherwise on or before the Unlegended Shares Delivery Date.  Transfer fees shall be the responsibility of the Seller. In the event that the shares of Common Stock is not registered or that unlegended shares are not able to be issued as a result of the non-availability of an exemption under the 1933 Act, the Holder hereby accepts issuance of restricted and appropriately legended shares.

(b)

In lieu of delivering physical certificates representing the Unlegended Shares, if the Corporation’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, upon request of a Holder, so long as the certificates therefore do not bear a legend and the Holder is not obligated to return such certificate for the placement of a legend thereon, the Corporation shall cause its transfer agent to electronically transmit the Unlegended Shares by crediting the account of Holder’s prime Broker with DTC through its Deposit Withdrawal Agent Commission system.  Such delivery must be made on or before the Unlegended Shares Delivery Date.

(c)

The Corporation understands that a delay in the delivery of the Unlegended Shares pursuant to Section 6 hereof later than two business days after the Unlegended Shares Delivery Date could result in economic loss to a Holder.  As compensation to a Holder for such loss, the Corporation agrees to pay late payment fees (as liquidated damages and not as a penalty) to the Holder for late delivery of Unlegended Shares in the amount of $20 per business day after the Delivery Date for each $10,000 of purchase price of the Unlegended Shares subject to the delivery default.  If during any 365 day period, the Corporation fails to deliver Unlegended Shares as required by this Section 6.7 for an aggregate of thirty (30) days, then Holder assignee holding Registrable Securities subject to such default may, at its option, require the Corporation to redeem all or any portion of the Common Stock subject to such default at a price per share equal to 120% of the Conversion Price of such Common Stock or 120% of the fair market value of such Common Stock, whichever is higher (“Unlegended Redemption Amount”).  The amount of the liquidated damages described above that have accrued or paid for the twenty day period prior to the receipt by the Holder of the Unlegended Redemption Amount shall be credited against the Unlegended Redemption Amount.  The Corporation shall pay any payments incurred under this Section in immediately available funds upon demand.

(d)

In addition to any other rights available to a Holder, if the Corporation fails to deliver to a Holder Unlegended Shares as required pursuant to this Agreement, and after the Unlegended Shares Delivery Date the Holder purchases (in an open market transaction or otherwise) shares of common stock to deliver in satisfaction of a sale by such Holder of the shares of Common Stock which the Holder was entitled to receive from the Corporation (a "Buy-In"), then the Corporation shall pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (A) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of common stock so purchased exceeds (B) the aggregate purchase price of the shares of Common Stock delivered to the Corporation for reissuance as Unlegended Shares together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty).  For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of purchase price of shares of Common Stock delivered to the Corporation for reissuance as Unlegended Shares, the Corporation shall be required to pay the Holder $1,000, plus interest. The Holder shall provide the Corporation written notice indicating the amounts payable to the Holder in respect of the Buy-In.

(e)

In the event a Holder shall request delivery of Unlegended Shares as described in Section 6.7 and the Corporation is required to deliver such Unlegended Shares pursuant to Section 6.7, the Corporation may not refuse to deliver Unlegended Shares based on any claim that Holder or any one associated or affiliated with Holder has been engaged in any violation of law, or for any other reason, unless, an injunction or temporary restraining order from a court, on notice, restraining and or enjoining delivery of such Unlegended Shares shall have been sought and obtained and the Corporation has posted a surety bond for the benefit of Holder in the amount of 120% of the Conversion Price of such Common Stock or 120% of the fair market value of such Common Stock, whichever is higher, which are subject to the injunction or temporary restraining order, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Holder to the extent Holder obtains judgment in Holder’s favor.

7.

Anti-Dilution Adjustments. The Conversion Price shall be subject to adjustment as follows, from the Issue Date of the Note and then until the Note is fully paid:

(a)

In case the Corporation shall at any time subdivide or combine the outstanding shares of Common Stock, declare a stock dividend, stock split, reverse stock split or other similar transaction or reclassify its Common Stock, the Conversion Price in effect immediately prior to such transaction shall be proportionately adjusted to reflect the effect of such transaction. Any such adjustment shall be effective at the close of business on the date such transaction shall become effective.

(b)

In case of a consolidation or merger of the Corporation with or into another corporation (other than a merger or consolidation in which the Corporation is the continuing corporation and which does not result in a reclassification of outstanding shares of Common Stock of the class issuable upon the conversion of this Note and pursuant to which the security holders of the Corporation are not entitled to receive securities of another issuer) other than the Business Combination, or in case of any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety, the Corporation or such successor or purchasing corporation, as the case may be, shall execute an instrument providing that the Holder of this Note shall have the right thereafter to convert this Note as set forth in the first paragraph of this Note. The foregoing provisions of this Note shall similarly apply to successive reclassification of shares of Common Stock and to successive consolidations, mergers, sales, or conveyances by such successor corporation.

(c)

In case the Corporation shall, at any time subsequent to the Issue Date of the Note, sell or issue any new issuance of Common Stock or any other securities or enter into any other transaction for the issuance of Common Stock or any other securities convertible into Common Stock, either directly or indirectly (each a “Subsequent Financing”): (i) in the event the issuance price or conversion price of such Subsequent Financing is set at a price lower than the Conversion Price herein, then the Conversion Price herein shall immediately become and mean the lowest price at which any such shares of Common Stock were sold or issued, either directly or indirectly; provided, however, such Conversion Price reset feature (i.e. “ratchet clause”) shall not apply to the conversion of any instrument issued prior to the Issue Date of the Note; and (ii) in the event any other securities convertible into Common Stock are issued in such Subsequent Financing, the Corporation shall issue the Holder such additional securities offered in such Subsequent Financing1.

8.

Failure to Act and Waiver. No failure or delay by the Holder hereof to insist upon the strict performance of any term of this Note or to exercise any right, power or remedy consequent upon a Event of Default hereunder shall constitute a waiver of any such term or of any such breach, or preclude the Holder hereof from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Note, the Holder hereof shall not be deemed to waive the right either to require payment when due of all other amounts payable under this Note, or to declare a Event of Default for failure to effect such payment of any such other amount.

The failure of the Holder of this Note to give notice of any failure or breach of the Corporation under this Note shall not constitute a waiver of any right or remedy in respect of such continuing failure or breach or any subsequent failure or breach.

9.

Consent to Jurisdiction. The Corporation hereby agrees and consents that any action, suit or proceeding arising out of this Note shall be brought in any appropriate court in the State of Florida, and by the issuance and execution of this Note the Corporation irrevocably consents to the jurisdiction of each such court.

10.

Transfer/Assignability.  This Note shall be binding upon the Corporation and its successors, and shall inure to the benefit of the Holder and its successors and assigns. The Note and any shares of Common Stock converted therefrom, and all of the terms and conditions described herein, are assignable and may be transferred, sold, or pledged by the Holder at its sole discretion with notice to the Corporation, a form of such assignment notice which has been attached hereto as Exhibit B.

11.

Governing Law. This Note shall be governed by and construed and enforced in accordance with the laws of the State of Florida, or, where applicable, the laws of the United States, without regard to conflicts of law.

12.

Binding upon Successors.  (a) All covenants and agreements herein contained by or on behalf of the Corporation shall bind its successors and assigns and shall inure to the benefit of the Holder and his successors and assigns; Corporation may not assign this Agreement or any rights or duties hereunder without Holder’s prior written consent and any prohibited assignment shall be absolutely void.  Holder reserves the right to sell, assign, transfer, negotiate, or grant participation in all or any part of, or any interest in Holder’s rights and benefits hereunder; provided, that Holder shall, for informational purposes but not as a requirement, notify the Corporation of the identity of all other assignees or participants who have acquired an ownership interest in the Note, and upon conversion, in the equity of the Corporation as a result thereof.  In connection with any such assignment or participation, Holder may disclose all documents and information which Holder now or hereafter may have relating to Corporation's business.

1

For example, if the Conversion Price of the Note is originally issued at $0.10 and the Corporation enters into a Subsequent Financing wherein the Corporation issues another holder (a) a convertible promissory note at a conversion price of $0.05 and (b) warrants to purchase an additional 100,000 shares of Common Stock at a strike price of $0.01 for a period of 2 years, then (i) the Conversion Price of the Holder’s Note shall be automatically ratcheted down to $0.05 and (ii) the Corporation shall issue the Holder warrants to purchase an additional 100,000 shares of Common Stock at a strike price of $0.01 for a period of 2 years, all at no cost, charge or additional compensation to be paid from the Holder.

IN WITNESS WHEREOF, the Corporation has caused this Note to be duly executed as of July 1, 2011.

Tactical Air Defense Services, Inc.

/s/ Michael Cariello

Michael Cariello, Director

/s/ Alexis Korybut

Alexis Korybut, Director

/s/ Peter C. Maffit

Peter C. Maffit, Director

EXHIBIT A

CONVERSION NOTICE

Tactical Air Defense Services, Inc.

The undersigned holder (the “Holder”) of a Convertible Promissory Note in the principal amount of $_____________ (the “Note”), issued on _____________, to ____________________________, hereby elects to convert a principle amount of $_____________, and accrued interest of $_____________, which in the aggregate is an amount equal to $_____________, of said Note, at a conversion price of $______ per common share, into _____________ shares of common stock of Tactical Air Defense Services, Inc., in accordance with the terms of the Note.  Holder hereby directs that any such shares be issued in the name of and delivered to the Holder or if so specified, to the person or entity named below.

Date:

________________________________

Name:

________________________________

Signature:

________________________________

Address

________________________________

________________________________

________________________________

EXHIBIT B

ASSIGNMENT OF CONVERTIBLE PROMISSORY NOTE ISSUED TO

________________________________ BY TACTICAL AIR DEFENSE SERVICES, INC.

For good and favorable consideration, the undersigned, ________________________________,  (“Assignor”), transfers and assigns to _______________________________, (“Assignee”), and Assignee hereby acquires from Assignor, $____________ of Principal Amount of Assignor’s right, title, and interest in a certain Convertible Promissory Note (the “Note”) issued by Tactical Air Defense Services, Inc., a Nevada corporation (“TADS”), which Note has a face amount of $______________, and an Issue Date of ______________, 20___.  For the avoidance of doubt, the portion of the Note being assigned is equal to $___________ of the Principal Amount of the Note and shall include the right to any associated accrued interest.

By execution hereof below and acceptance of the assignment of the portion of the Note being assigned herein, you hereby agree to and consent to the terms of the Note, and further agree to execute all documents or instruments and take all actions reasonable necessary or requested from time to time by TADS relating to the Note, whether the same are in connection with the assumption of the Note by TADS and registration of underlying securities or otherwise.

Assignor further represents and warrants the following:

1)

That this assignment either does not require any approvals by the obligor or that the requisite approvals have been obtained; and

2)

That the Assignor has not assigned, converted, or encumbered the $_______________ of Principal Amount or associated accrued interest of the Note herein assigned to Assignee.

The undersigned have executed this Assignment on this __________ day of ________________.

_______________________________

(“Assignor”)